                                                                    EXHIBIT 10.9

                                                                       EXECUTION


                       IRREVOCABLE CONTRIBUTION AGREEMENT

         This IRREVOCABLE CONTRIBUTION AGREEMENT made as of August 13, 2004 (this "Agreement"), by and among:

         (a) LAWRENCE FELDMAN, an individual ("Contributing Member");

         (b) FELDMAN EQUITIES OF ARIZONA, LLC, an Arizona limited liability company ("FEA");

         (c) FELDMAN EQUITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the "Partnership");

         (d) FELDMAN HOLDINGS BUSINESS TRUST I, a Massachusetts business trust (the "General Partner"); and

         (e) FELDMAN MALL PROPERTIES, INC., a Maryland corporation ("FMP").

                                    RECITALS:

A. Contributing Member is the owner and holder of (collectively, the "Contributed Stock"): (i) 510 shares of common stock, par value $0.01 per share of Feldman Pads Partner Inc., an Arizona corporation ("Pads"); and
     (ii) 510 shares of common stock, par value $0.01 per share of Feldman Mall Partners Inc., an Arizona corporation (collectively, with Pads, the "GP Corps").

B. Contributing Member desires to contribute and transfer the Contributed Stock to FEA in exchange for an assignment by FEA to Contributing Member of the LF OP Units (hereinafter defined) and FEA desires to assign to Contributing Member the LF OP Units and accept the contribution and transfer of the Contributed Stock on the terms set forth herein.

C. Contributing Member, the Partnership and FEA now wish to confirm and memorialize in writing their agreement relating to the contribution of the Contributed Stock and the assignment of the LP OP Units.

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Contribution and LF OP Units.

1.1 Contribution by Contributing Member. On the terms hereof and subject to the conditions contained herein, Contributing Member hereby agrees to assign the Contributed Stock to FEA in exchange for an assignment by FEA to Contributing Member of the LF OP Units and FEA desires to accept the contribution of the Contributed Stock and assign to Contributing Member the LF OP Units (the contribution of the Contributed Stock and assignment of the LF OP Units, collectively referred to as the "Contribution").

1.2 Closing Date. The Contribution shall take place on the date designated by FEA by notice to the Contributing Member (the "Closing Date"); provided that such date shall be subsequent to, but not more than five days following, the date on which all of the conditions precedent set forth herein have been satisfied or waived.


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1.3      Assumption of LP Agreement; Consent of the General Partner.

         (a) Effective as of the Closing Date, Contributing Member accepts the assignment of the LF OP Units from FEA and accepts and adopts the provisions of the LP Agreement and assumes all of the duties and obligations of a Limited Partner (as defined in the LP Agreement) relating to the LF OP Units, as of the Closing Date.

         (b) On the terms hereof and subject to the conditions precedent contained herein, the General Partner:

               (i) consents to the transfer of the LF OP Units to Contributing Member as required pursuant to Section 11.3A of the LP Agreement;

               (ii) confirms that, notwithstanding the terms of Section 11.3C(iii) of the LP Agreement, the transfer of the LF OP Units to Contributing Member shall be effective as of the Closing Date;

               (iii) confirms that it is has elected not to exercise its right to require the opinion of counsel described in Section 11.3E of the LP Agreement;

               (iv) acknowledges that this Agreement satisfies all of the requirements of the LP Agreement to fully accomplish the transfer of the LF OP Units and confirms that Contributing Member has been admitted as a Substituted Limited Partner (as defined in the LP Agreement); and

               (v)   agrees to mark the records of the Partnership to reflect
                     (x) Contributing Member as the owner of the LF OP Units and to eliminate FEA from such records as to the LF OP Units; and (y) that any and all notices relating to the LF OP Units shall be given to Contributing Member in accordance with the LP Agreement as follows:

                                    Lawrence Feldman
                                    3225 North Central Avenue, Suite 1205
                                    Phoenix, Arizona 85012
                                    Facsimile: 602-277-7774

1.4      Certain Definitions. As used herein:

         (a) "Available Equity Securities" means the aggregate number of OP Units and shares of common stock ("Common Shares"), par value $0.01 per share of FMP available for allocation to the Contributors on the closing of the IPO pursuant to the agreements listed on Schedule 1 hereto;

         (b) "Contributors" means (i) Contributing Member, James Bourg, Scott Jensen, Feldman Partners, LLC, an Arizona limited liability company, and Jeffrey Erhart (each a "Member"); (ii) members of a Member's immediate family; (iii) a trust held for the benefit of a Member and/or such Member's immediate family; and (iv) an entity that is wholly-owned (directly or indirectly) by a Member and/or such Member's immediate family;


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         (c)   "LF OP Units" means an amount of OP Units equal to 7.0261% of the
               Available Equity Securities (rounded to the nearest whole OP
               Unit);

         (d) "IPO" means the underwritten initial public offering of FMP of its Common Shares pursuant to an effective registration statement filed with the Securities Exchange Commission;

         (e) "LP Agreement" means that certain First Amended and Restated Agreement of Limited Partnership of Feldman Equities Operating Partnership, LP to be dated as of the date of the IPO closing; and

         (f) "OP Units" means common units of limited partner interest in the Partnership.

1.5      Additional Documents.

         (a) On the date hereof, Contributing Member shall deliver to the Partnership and FEA a duly completed and executed Form W-9, FIRPTA Affidavit and Accredited Investor Questionnaire, each in the form attached as Exhibit A to this Agreement (this Agreement, the Accredited Investor Questionnaire, Form W-9 and FIRPTA Affidavit collectively referred to as, the "Subscription Documents").

         (b) On the Closing Date, (i) the Partnership, FMP and Contributing Member shall execute a Tax Protection Agreement; and (ii) FMP and Contributing Member shall execute a Registration Rights Agreement, in each case, substantially in the form of the draft dated August 13, 2004, with such modifications as FMP and/or the Partnership deem necessary in their respective sole discretion.

2. Representations, Warranties and Covenants of Contributing Member. Contributing Member hereby acknowledges, represents and warrants to, and covenants and agrees with FEA, the General Partner, the Partnership and FMP that (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):

2.1 Approval of LP Agreement and FMP Organizational Documents. Contributing Member has reviewed and approved the forms of the LP Agreement, the Charter and by-laws of FMP (as amended from time to time, collectively, the "FMP Organizational Documents"), and Contributing Member consents to any changes to the LP Agreement and/or the FMP Organizational Documents approved by FMP.

2.2 Uncertainty as to Amount or Value of Available Equity Securities and LF OP Units.

         (a) As of the date of this Agreement, neither FEA, the General Partner, the Partnership nor FMP knows the number or value of the Available Equity Securities and, accordingly, the number or value of the LF OP Units.

         (b) The number and value of the Available Equity Securities and LF OP Units will depend on a number of factors, including possible acquisitions that the Partnership or an affiliate thereof may accomplish, the valuation that is eventually achieved by FMP in the IPO, and prevailing market and other conditions.


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2.3      Authority; Authorization; Execution and Delivery.

         (a) Contributing Member has full power and authority to enter into the Subscription Documents and to consummate the transactions contemplated by this Agreement.

         (b) The execution and delivery of the Subscription Documents by Contributing Member and the consummation by Contributing Member of the transactions contemplated by the Subscription Documents have been duly authorized by all necessary action on the part of Contributing Member and will not constitute or result in a breach or default under, or conflict with or violate, any agreement or other undertaking, to which Contributing Member is a party or by which Contributing Member is bound or with any judgment, decree, statute, order, rule or regulation applicable to Contributing Member or Contributing Member's assets, and, if Contributing Member is not an individual, will not violate any provisions of the organizational or other formation or governing documents of Contributing Member.

         (c) The Subscription Documents have been duly executed and delivered by Contributing Member and constitute valid and legally binding obligations of Contributing Member, enforceable against Contributing Member in accordance with and subject to their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. The signatures on the Subscription Documents are genuine, and the signatory, if Contributing Member is an individual, has legal competence and capacity to execute the same, or, if Contributing Member is not an individual, the signatory has been duly authorized to execute the same on behalf of Contributing Member.

2.4      Purchase for Investment.

         (a) Contributing Member is acquiring the LF OP Units for Contributing Member's own account (or if Contributing Member is a trustee, for a trust account) for investment only, and not with a view to or for sale in connection with any distribution of all or any part of such LF OP Units (or Common Shares issued by FMP to Contributing Member in connection with a Redemption (as defined in the LP Agreement) (such Common Shares, "Redemption Shares")).

         (b) Contributing Member hereby agrees that Contributing Member shall not, directly or indirectly, transfer all or any part of such LF OP Units or Redemption Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the LF OP Units or Redemption Shares) except in accordance with (i) the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the regulations thereunder or an exemption from such registration provisions;
               (ii) any applicable state or non-U.S. securities laws; (iii) the terms of this Agreement; and (iv) the LP Agreement or the FMP Organizational Documents, as applicable.

         (c) Contributing Member understands that (i) Contributing Member must bear the economic risk of an investment in the LF OP Units and Redemption Shares for an indefinite period of time because, among other reasons, the transfer of the LF OP Units and Redemption Shares have not been registered under the Securities Act and, therefore, the Redemption Shares and LF OP Units cannot be sold unless such resale is subsequently registered under the Securities Act or an exemption from such registration is available; and (ii) sales or transfers of the LF OP Units and Redemption Shares are further restricted by the provisions of the LP Agreement or the FMP Organizational Documents, as applicable, and may be restricted by other applicable securities laws. If at any time the LF OP Units or Redemption Shares are evidenced by certificates or other documents, each such certificate or other document shall contain a legend stating that (x) the LF OP Units or Redemption Shares, as applicable, (1) have not been registered under the Securities Act or the securities laws of any state; (2) have been issued pursuant to a claim of exemption from the registration provisions of the Securities Act and any state securities law which may be applicable; and (3) may not be sold, transferred or assigned without compliance with the registration provisions of the Securities Act and the regulations thereunder and any other applicable Federal or state securities laws or compliance with applicable exemptions therefrom; and (y) sale, transfer or assignment of such LF OP Units or Redemption Shares, as applicable, is further subject to restrictions contained in the LP Agreement or the FMP Organizational Documents, as applicable, and such LF OP Units or Redemption Shares may not be sold, transferred or assigned unless and to the extent permitted by, and in accordance with, the provisions of the LP Agreement or the FMP Organizational Documents, as applicable.


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

2.5      Information.

         (a) Contributing Member has carefully reviewed this Agreement, the forms of the LP Agreement, the Charter and by-laws of FMP. Contributing Member has been provided an opportunity to ask questions of, and Contributing Member has received answers thereto satisfactory to Contributing Member from, FEA, the General Partner, the Partnership and FMP or their respective representatives regarding the terms and conditions of the transfer of the LF OP Units, and Contributing Member has obtained all additional information requested by Contributing Member of FEA, the General Partner, the Partnership and FMP and their respective representatives to verify the accuracy of all information furnished to Contributing Member regarding the transfer of the LF OP Units.

         (b) Contributing Member is not relying on FEA, the General Partner, the Partnership or FEA or any of their respective subsidiaries, affiliates or any of their respective representatives or agents with respect to any tax or other economic considerations involved in connection with the LF OP Units or Redemption Shares.

         (c) Contributing Member has been advised to consult with his or its tax, legal and other advisors regarding the transfer of the LF OP Units and its effects, the tax consequences of making and not making a subscription hereunder, and has obtained, in Contributing Member's judgment, sufficient information to evaluate the merits and risks of such subscription and investment.

         (d) Contributing Member has not been furnished with and has not relied on any oral or written representation from any party other than his or its advisors in connection with the transfer of the LF OP Units that is not contained in this Agreement.

2.6      Economic and Liquidity Risk.

         (a) Contributing Member has such knowledge and experience in financial and business matters such that Contributing Member is capable of evaluating the merits and risks of making a subscription for the LF OP Units, and that Contributing Member has evaluated the risks of investing in the LF OP Units and has determined that they are a suitable investment for Contributing Member.


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         (b)   Contributing Member understands that an investment in the LF OP
               Units or Redemption Shares is a speculative investment that involves very significant risks and tax uncertainties and that Contributing Member is prepared to bear all of the economic, tax and other risks of an investment in the LF OP Units or Redemption Shares for an indefinite period of time, and is able to withstand a total loss of Contributing Member's investment in the LF OP Units or Redemption Shares.

         (c) Contributing Member has adequate net worth and no need for liquidity in his investment in the LF OP Units or Redemption Shares.

2.7 Eligibility; Accredited Investor Status. Contributing Member is an "accredited investor" as defined in Regulation D under the Securities Act. Contributing Member will, upon request, execute, deliver and/or provide any additional documents deemed by the General Partner, the Partnership or FMP to be necessary or desirable to confirm Contributing Members such status.

2.8      Ownership of the Contributed Stock.

         (a) Contributing Member has good and marketable title to the Contributed Stock, free and clear of all pledges, claims, liens, restrictions, charges, encumbrances, security interests, conditional sales agreements and other obligations of any kind or nature. Contributing Member shall not sell, convey, assign or otherwise transfer all or any portion of the Contributed Stock prior to the Closing Date.

         (b) Contributing Member is not and will not be (i) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (ii) a "plan" within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or (iii) any person or entity whose assets include or are deemed to include the assets of any such "employee benefit plan" or "plan" by reason of Section 2510.3-101 of the Regulations of the U.S. Department of Labor or otherwise. Contributing Member will, upon request, execute, deliver and/or provide any additional documents deemed by the General Partner, the Partnership, FMP or FEA to be necessary or desirable to confirm the foregoing.

2.9 Residence; Etc. The signature pages attached to this Agreement correctly set forth

         (a) if Contributing Member is a natural person, the principal residence of Contributing Member;

         (b) if Contributing Member is a corporation, partnership, limited liability company, business trust or other entity (an "Entity"), the place of business (or, if there is more than one place of business, the chief executive office) of Contributing Member;

         (c) if Contributing Member is an Entity other than a general partnership, the state of incorporation, organization or formation of Contributing Member;

         (d) if Contributing Member is a trust (other than a business trust), the principal residence and place of business (or, if there is more than one place of business, the chief executive office) of each trustee of Contributing Member that is a natural person; and

         (e) if Contributing Member is a trust (other than a business trust), the place of business (or, if there is more than one place of business, the chief executive office) and state of incorporation, organization or formation of each trustee of Contributing Member that is an Entity.


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2.10     Status as Foreign Person. Contributing Member is not a foreign person and is not owned directly or indirectly, in whole or in part, by a foreign person as determined for purposes of Section 1445 of the Code, and the regulations promulgated thereunder.

2.11 Continuing Efforts. Subject to the terms and conditions herein provided, Contributing Member covenants and agrees to use its best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

2.12 No Brokers or Finders. Contributing Member has not entered into any agreement and is not otherwise liable or responsible to pay any brokers' or finders' fees or expenses to any person or Entity with respect to this Agreement or the LF OP Units.

3. Representations, Warranties and Covenants of FEA. FEA hereby acknowledges, represents and warrants to, and covenants and agrees with, Contributing Member that (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):

3.1      Authority; Authorization; Execution and Delivery.

         (a) FEA has full power and authority to enter into this Agreement and to consummate the transactions contemplated herein.

         (b) The execution and delivery of this Agreement and the consummation by FEA of the transactions contemplated herein have been duly authorized by all necessary action on the part of FEA.

         (c) This Agreement has been duly executed and delivered by FEA and constitutes the valid and legally binding obligations of FEA, enforceable against FEA in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

3.2 LF OP Units. Immediately prior to the Redemption, FEA will own the LF OP Units, free and clear of all liens, claims and encumbrances.

3.3 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided, FEA covenants and agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

4. Survival. The representations, warranties, covenants and agreements contained in this Agreement and the Accredited Investor Questionnaire shall survive the consummation of the transactions contemplated herein.

5. Conditions to Consummation by FEA. The obligations of FEA to consummate the Redemption are subject to the fulfillment of the conditions set forth in this Article 5, any one or more of which may be waived by the
         Partnership:

5.1      Closing of the IPO. The closing of the IPO shall have occurred.


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5.2      Mutual Performance. The mutual performance by the relevant parties of their obligations contained in the Subscription Agreement described in
         Schedule 1.

5.3 Representations, Warranties and Covenants. The representations and warranties of Contributing Member contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date unless expressly stated herein to be made as of a specified date. Contributing Member shall have performed in all material respects all obligations required to be performed by him or it under this Agreement at or prior to the Closing Date.

5.4 Non-Exercise of Alternative Transaction Election. The Partnership shall not have made the Alternative Transaction Election (hereinafter defined).

5.5 Closing Documents. Contributing Member shall have duly executed and delivered to FEA on or prior to the Closing Date all documents that are reasonably requested by FEA to effectuate the transactions contemplated hereby, including but not limited to the Subscription Documents.

6. Conditions to Consummation by Contributing Member. The obligations of Contributing Member to consummate the Contribution and receive the LF OP Units pursuant to this Agreement are subject to the fulfillment of the following conditions(which may be waived by him or it):

6.1 Mutual Performance. The mutual performance by the relevant parties of their obligations contained in the Subscription Agreement described in
         Schedule 1.

6.2 Representations, Warranties and Covenants. The representations and warranties of FEA contained herein shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date unless expressly stated therein to be made as of a specified date. FEA shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

7.       Indemnity.

7.1 Contributing Member hereby agrees to indemnify and defend the General Partner, the Partnership, FEA and FMP and their respective direct and indirect partners, members, shareholders, officers, directors and affiliates (each, an "Indemnified Party") against and to hold them harmless from any and all damage, loss, liability and expense incurred or suffered by any Indemnified Party arising out of or based upon the inaccuracy of any representation or warranty or breach of any covenant or agreement made or to be performed by Contributing Member pursuant to the Subscription Documents.

7.2 FEA hereby agrees to indemnify and defend the Contributing Member against any and all damage, loss, liability and expense incurred or suffered by it or him out of or based upon the inaccuracy of any representation or warranty or breach of any agreement made or to be performed by FEA pursuant to this Agreement.

8. Power of Attorney; Amendments to Operating Agreement and LP Agreement. By executing this Agreement, Contributing Member hereby irrevocably constitutes and appoints the General Partner (or a substitute appointed by the Partnership) as his or its attorney-in-fact and agent with full power of substitution to take any and all actions and execute the LP Agreement and any and all such amendments to the LP Agreement and any other document and agreement relating to the LF OP Units or this Agreement, on Contributing Member's behalf and in Contributing Member's name, as the Partnership may deem necessary or desirable.


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9.       Alternative Transaction.

9.1 Notwithstanding anything contained herein, in lieu of the Contribution, the Partnership may, in its sole discretion, elect to cause the GP Corps to be acquired by FEA or its designee (the "Alternative Transaction Election") through merger, consolidation, acquisition, share exchange or other similar transaction (the "Alternative Transaction"), pursuant to which FMP will issue to Contributing Member, in lieu of the OP Units, a number of Common Shares equal to the number of LF OP Units that Contributing Member would have received had the Contribution been consummated. The Partnership shall effect the Alternative Transaction Election by providing written notice to the Contributing Member at any time prior to the Closing Date. The right of the Partnership to make the Alternative Transaction Election shall be subject to the satisfaction of each of the following: (x) the Partnership determines that the consummation of the Alternative Transaction would not require the consent of any third party (other than FEA, the General Partner, FMP, the Partnership or their respective affiliates), which consent is not obtained on or prior to the Closing Date, or constitute or result in a breach or default under, or conflict with or violate, any agreement or other undertaking, to which Contributing Member, the GP Corps or any of their respective affiliates are party or by which Contributing Member, the GP Corps or any of their respective affiliates are bound; or (y) the Alternative Transaction is reasonably likely not to result in the recognition of gain or loss for federal income tax purposes for the Contributing Member.

9.2 If Partnership makes the Alternative Transaction Election as permitted herein, the Contributing Member consents to the Alternative Transaction and agrees to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the Alternative Transaction

10. Termination. This Agreement shall terminate automatically if the Closing Date has not occurred within two years after the date of this Agreement.

11.      General Provisions.

11.1 Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought; provided that Contributing Member hereby agrees to future modifications of this Agreement as may be reasonably proposed by FEA, the General Partner, the Partnership or FMP, provided that such modifications do not have any negative impact on the tax position of Contributing Member.

11.2 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

        If to Contributing Member:  Lawrence Feldman
                                    3225 North Central Avenue, Suite 1205
                                    Phoenix, Arizona 85012
                                    Facsimile:  602-277-7774


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

        If to the General Partner,  Insert applicable addressee:
        Partnership, FEA or FMP:    [Feldman Holdings Business Trust I]
                                    [Feldman Equities Operating Partnership, LP]
                                    [Feldman Mall Properties, Inc.]
                                    [Feldman Equities of Arizona, LLC]
                                    3225 North Central Avenue, Suite 1205
                                    Phoenix, Arizona 85012
                                    Attention:  Larry Feldman
                                    Facsimile:  602-277-7774

                                    in each case, with a copy to:

                                    Clifford Chance US LLP
                                    31 West 52nd Street
                                    New York, New York  10019
                                    Attention:  Jay L. Bernstein, Esq.
                                    Facsimile:  212-878-8375

All such notices, requests and other communications will (a) if delivered personally to the applicable addressees as provided in this Section 11.2, be deemed given upon delivery; (b) if delivered by facsimile transmission to the applicable facsimile numbers as provided in this Section 11.2, be deemed given upon receipt; and (c) if delivered by mail to the applicable addressees as provided in this Section 11.2, be deemed given upon receipt or refusal (in each case regardless of whether such notice, request or other communication is received by any other Entity or person to whom a copy of such notice is to be delivered pursuant to this Section 11.2). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto in accordance with this Section 11.2.

11.3 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If Contributing Member is itself more than one person, the obligations of such persons shall be joint and several and the acknowledgements, representations, warranties, covenants and agreements herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

11.4 Entire Agreement. The Subscription Documents and the documents referred to therein contain the entire agreement of the parties with respect to the Redemption and the subscription by Contributing Member of the LF OP Units, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein or therein.

11.5 Ambiguity. The parties hereto agree that any ambiguity with respect to the Redemption or the rights or obligations of the parties under this Agreement shall be resolved by the Board of Directors of FMP, which resolution shall be binding on the parties.

11.6 Assignability. This Agreement is not transferable or assignable by any party hereto. This Agreement shall be for the benefit of the parties hereto.

11.7 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

11.8 Counterparts. This Agreement may be executed by facsimile signature and through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

11.9 Further Assurances. Contributing Member will, from time to time, execute and deliver to the General Partner, the Partnership, FEA and/or FMP all such other and further instruments and documents and take or cause to be taken all such other and further action as the General Partner, the Partnership, FEA, and/or FMP may reasonably request in order to effect the transactions contemplated by this Agreement. Without limiting the foregoing, the General Partner, the Partnership or FMP may request from Contributing Member such additional information as it may deem necessary to evaluate the eligibility of Contributing Member to acquire the LF OP Units, and may request from time to time such information as it may deem necessary to determine the eligibility of Contributing Member to hold the LF OP Units or Redemption Shares or to enable the General Partner, the Partnership or FMP to determine Contributing Member's compliance with applicable regulatory requirements or tax status, and Contributing Member shall provide such information as may reasonably be requested.

11.10 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

11.11 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

11.12 Expenses. Each of the parties hereto agrees to pay the expenses incurred by it in connection with the negotiation, preparation, review, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the fees and expenses of counsel to such party.

         [The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


THE GENERAL PARTNER:                                                    CONTRIBUTING MEMBER:
-------------------                                                     -------------------
FELDMAN HOLDINGS BUSINESS TRUST I,
a Massachusetts business trust

By:      __________________                                             ______________________
         Name:                                                          Lawrence Feldman
         Title:

THE PARTNERSHIP:                                                        FMP:
---------------                                                         ---

FELDMAN EQUITIES OPERATING PARTNERSHIP, LP,                             FELDMAN MALL PROPERTIES, INC.,
a Delaware limited partnership                                          a Maryland corporation

By:      Feldman Holdings Business Trust I,                             By: ________________________
         a Massachusetts business trust and its general partner             Name:
                                                                            Title:
         By: ________________________
             Name:
             Title:

FEA:
----

FELDMAN EQUITIES OF ARIZONA, LLC,
an Arizona limited liability company

By:      __________________
         Name:
         Title:


                                                                       EXECUTION

                                   Schedule 1


1. Feldman Partners, LLC Redemption Agreement dated as of August 13, 2004, among Feldman Partners, LLC, an Arizona limited liability company ("FP"), Feldman Equities of Arizona, LLC, an Arizona limited liability company ("FEA"), Feldman Equities Operating Partnership, LP, a Delaware limited partnership (the "Partnership"), Feldman Holdings Business Trust I, a Massachusetts business trust (the "General Partner"), and Feldman Mall Properties, Inc., a Maryland corporation ("FMP").

2. Recapitalization Agreement dated as of August 13, 2004, among James Bourg, Scott Jensen, the Partnership and FMP.

3. Subscription Agreement dated as of August 13, 2004, among the Partnership, FMP and FEA.

4. Erhart Redemption Agreement dated as of August 13, 2004, among Jeffrey Erhart, FEA, the Partnership, the General Partner and FMP.

5. Irrevocable Contribution Agreement dated as of August 13, 2004, among Lawrence Feldman, the Partnership, the General Partner, FMP and FEA.

6. FEGP Merger Agreement dated as of August 13, 2004, among Feldman Equities General Partner Inc., a Pennsylvania corporation, Feldman Equities General Partner Merger Inc., a Pennsylvania corporation, FMP and FP.

7. FHGP Merger Agreement dated as of August 13, 2004, among Feldman Harrisburg General Partner Inc., a Pennsylvania corporation, Feldman Harrisburg General Partner Merger Inc., a Pennsylvania corporation, FMP and FP.

                                    EXHIBIT A

                                    FORM W-9


------------------------  -------------------------------------------------------------  ----------------------------------------
SUBSTITUTE                Part 1 --  PLEASE  PROVIDE  YOUR  TIN  IN THE  BOX AT          Social Security
Form W-9                  RIGHT AND CERTIFY BY SIGNING AND DATING BELOW                  Number(s) or Employer
                                                                                         Identification Number

------------------------  -------------------------------------------------------------  ----------------------------------------
Department of             Part 2 -- Certification -- Under penalties of perjury, I certify that: (1) The number shown
The Treasury              on this form is my correct taxpayer identification number (or I am waiting for a number to Internal
Internal Revenue          Revenue be issued to me); (2) I am not subject to backup withholding because: (a) I am exempt from
Service                   Service backup withholding, or (b) I have not been notified by the ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

------------------------  -------------------------------------------------------------  ----------------------------------------
Payer's                   Certification Instructions -- You must cross out item (2)      Part 3 --
Request for               above if you have been notified by the IRS that you are        Awaiting TIN
Taxpayer                  subject to backup withholding because you have failed to       |_|
Identification            report all interest and dividends on your tax return.
Number (TIN)              However, if after being notified by the IRS that you were
                          subject to backup withholding you received another
                          notification from the IRS that you are no longer subject
                          to backup withholding, do not cross out item (2).

------------------------  -------------------------------------------------------------  ----------------------------------------
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER (Applicable only if the box in Part 3 above is checked)

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service
Center or Social Security Administration office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

---------------------------------------------------------------------------------------------------------------------------------


----------------------
Lawrence Feldman

Date:  August 13, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              FIRPTA AFFIDAVIT -- CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that (a) a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person and (b) a partnership must withhold tax with respect to certain amounts that are allocable to or would otherwise be distributed to a foreign person that owns an interest in such partnership. To inform FEA and the Partnership that withholding of tax is not required, the undersigned hereby certifies the following as of the date hereof and as of the Closing Date:

         1. Contributing Member, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. Contributing Member, if not an individual, is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations promulgated under the Internal Revenue Code.

         3. Contributing Member's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is: _____________; and

         4. Contributing Member's address is: Lawrence Feldman, 3225 North Central Avenue, Suite 1205, Phoenix, Arizona 85012.

In addition, Contributing Member agrees to inform FEA and the Partnership if he or it becomes a foreign person at any time during the three year period immediately following the date of this notice.

I understand that this certification may be disclosed to the Internal Revenue Service by the Partnership or FEA and that any false statement I have made here could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and, if this document is being signed on behalf of a Contributing Member that is not an individual, I further declare that I have authority to sign this document on behalf of Contributing Member.


----------------------
Lawrence Feldman

Date: August 13, 2004

--------------------------------------------------------------------------------

                        ACCREDITED INVESTOR QUESTIONNAIRE

         Contributing Member hereby represents and warrants that he, she or it is an "Accredited Investor," as such term is defined in Rule 501 under Regulation D of the Securities Act based upon the fact that he, she or it meets at least one of the following requirements (check all that apply):

____ (1) he or she is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000; or

____ (2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year; or

____ (3) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

____ (4) it is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

____ (5) it is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or Company, not formed for the specific purpose of acquiring the LF OP Units, with total assets in excess of $5,000,000; or

____ (6) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the LF OP Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; or

____ (7) it is an Entity in which all the equity owners are Accredited Investors under any one of items (1) through (6) above.

Capitalized terms not defined herein shall have the meaning ascribed to such terms in that certain Irrevocable Redemption Agreement dated as of August 13, 2004, among Feldman Equities Operating Partnership, LP, Lawrence Feldman, Feldman Equities of Arizona, LLC, Feldman Holdings Business Trust I and Feldman Mall Properties, Inc.


----------------------
Lawrence Feldman

Date: August 13, 2004